77Q1
Legg Mason Partner Capital Preservation
Fund II


April 6, 2007
PFS Investments Inc.
3120 Breckinridge Blvd.
Duluth, Georgia 30099-0001
Re:	Distribution Agreement
Ladies and Gentlemen:
      Reference is made to the Distribution
Agreements (each, as amended to date, an Agreement and, collectively, the
Agreements), by and between each
investment management company identified as an Old Fund on Exhibit A hereto
(each, an Investment Company and,
collectively, the Investment Companies), with respect to one or more of its series, if any, identified as an Old Portfolio on Exhibit A hereto (each, a Portfolio and, collectively, the Portfolios), and
PFS Investments Inc.
      In connection with a restructuring of
the complex of which the Investment
Companies and Portfolios are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Exhibit A hereto (each, a Closing Date), many of the Investment Companies and Portfolios will be reorganized as set forth on Exhibit A hereto. Additionally, as indicated on Exhibit A hereto, several the Investment Companies and Portfolios shall cease operations following fund combinations as of the close of business on April 27, 2007 (the Termination
Date).
      On each applicable Closing Date,
(i) each management company identified as a New Fund shall become the Investment
Company party to the applicable Agreement and shall assume all of the rights and obligations under such Agreement of the corresponding Old Fund with respect to each applicable Old Portfolio (or, if such Old Fund has no Old Portfolios, with respect to the Old Fund itself), (ii) each such New Portfolio shall be deemed a Fund within the meaning of the applicable Agreement and the shares for such New Portfolio shall be deemed
Shares within the meaning of the
Agreement, (iii) each Old Fund shall cease to be a party to the applicable Agreement and shall have no rights or obligations thereunder, and (iv) each corresponding
Old Portfolio shall cease be deemed to be a Fund under the applicable Agreement and shares for such Old Portfolio shall cease to be Shares within the meaning of the Agreement.
      As of the Termination Date, (i) each
Old Fund indicated on Exhibit A hereto as terminating operations, or as having all of its Old Portfolios terminating operations, shall cease to be deemed the Investment Company under the applicable
Agreement and shall have no further rights or obligations under the Agreement by virtue of all of its Old Portfolios (or, if such Old Fund has no Old Portfolios, the Old Fund itself) having ceased operations in connection with a fund combination, and (ii) each Old Portfolio indicated on Exhibit A hereto as terminating operations shall cease to be deemed a Fund under the applicable
Agreement and shares for such Old
Portfolio shall cease to be Shares
within the meaning of the Agreement by
virtue of the Old Portfolio having ceased operations in connection with a fund combination.
      Except to the extent expressly set
forth herein, this letter shall not be
deemed to otherwise amend or modify any
term of any of the Agreements.
      Please sign below to evidence your
consent and agreement to the above.

EACH MANAGEMENT
INVESTMENT
COMPANY
IDENTIFIED ON
EXHIBIT A HERETO
AS AN OLD FUND
OR A NEW FUND

By:

Name:
Title:

Consented and Agreed to:

PFS INVESTMENTS INC.


By:
Name:
Title:



Exhibit A

INVESTMENT COMPANIES AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Old Fund
Old Portfolio
Restructur
ing, Fund
Combinatio
n or Other
Cessation
of
Operations
New Fund
New Portfolio
Closing
Date or
Termination
Date
(as
applicable)






Legg Mason Partners
Aggressive Growth
Fund, Inc. (f/k/a
Smith Barney
Aggressive Growth
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Aggressive Growth
Fund
4/13/07
Legg Mason Partners
Lifestyle Series,
Inc. (f/k/a Smith
Barney Allocation
Series Inc.)
Legg Mason Partners
Lifestyle Allocation
50% (f/k/a Balanced
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 50%
4/13/07

Legg Mason Partners
Lifestyle Allocation
30% (f/k/a
Conservative
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 30%
4/13/07

Legg Mason Partners
Lifestyle Allocation
70% (f/k/a Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 70%
4/13/07

Legg Mason Partners
Lifestyle Allocation
85% (f/k/a High
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 85%
4/13/07

Legg Mason Partners
Lifestyle Allocation
100%
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 100%
4/13/07

Legg Mason Partners
Lifestyle Income Fund
(f/k/a Income
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Income
Fund
4/13/07

Legg Mason Partners
Variable Lifestyle
Allocation 50% (f/k/a
Select Balanced
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 50%
4/27/07

Legg Mason Partners
Variable Lifestyle
Allocation 70% (f/k/a
Select Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 70%
4/27/07

Legg Mason Partners
Variable Lifestyle
Allocation 85% (f/k/a
Select High Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 85%
4/27/07
Legg Mason Partners
Appreciation Fund,
Inc. (f/k/a Smith
Barney Appreciation
Fund Inc.)

n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Appreciation Fund
4/13/07
Legg Mason Partners
California Municipals
Fund, Inc. (f/k/a
Smith Barney
California Municipals
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
California
Municipals Fund
4/13/07
Legg Mason Partners
Equity Funds (f/k/a
Smith Barney Equity
Funds)
Legg Mason Partners
Social Awareness Fund
(f/k/a Smith Barney
Social Awareness
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Social Awareness
Fund
4/13/07
Legg Mason Partners
Fundamental Value
Fund, Inc. (f/k/a
Smith Barney
Fundamental Value
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Fundamental Value
Fund
4/13/07
Legg Mason Partners
Income Funds (f/k/a
Smith Barney Income
Funds)
Legg Mason Partners
Diversified Strategic
Income Fund (f/k/a
Smith Barney
Diversified Strategic
Income Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Diversified
Strategic Income
Fund
4/13/07

Legg Mason Partners
Capital and Income
Fund (f/k/a SB
Capital and Income
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital and Income
Fund
4/13/07
Legg Mason Partners
Investment Funds,
Inc. (f/k/a Smith
Barney Investment
Funds Inc.)
Legg Mason Partners
Investment Grade Bond
Fund (f/k/a Smith
Barney Investment
Grade Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Investment Grade
Bond Fund
4/13/07

Legg Mason Partners
Multiple Discipline
Funds All Cap Growth
and Value (f/k/a
Smith Barney Multiple
Discipline FundsAll
Cap Growth and Value
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
All Cap Fund

4/13/07

Legg Mason Partners
Government Securities
Fund (f/k/a Smith
Barney Government
Securities Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Government
Securities Fund
4/13/07

Legg Mason Partners
Small Cap Value Fund
(f/k/a Smith Barney
Small Cap Value Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Value
Fund

4/13/07
Legg Mason Partners
Investment Series
(f/k/a Smith Barney
Investment Series)
Legg Mason Partners
Dividend Strategy
Fund (f/k/a Smith
Barney Dividend
Strategy Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Dividend Strategy
Fund
4/13/07

Legg Mason Partners
Variable Premier
Selections All Cap
Growth Portfolio
(f/k/a Smith Barney
Premier Selections
All Cap Growth
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Government
Portfolio (f/k/a SB
Government Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Government
Portfolio
4/27/07

Legg Mason Partners
Variable Dividend
Strategy Portfolio
(f/k/a Smith Barney
Dividend Strategy
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Dividend
Strategy Portfolio
4/27/07
Legg Mason Partners
Investment Trust
(f/k/a Smith Barney
Investment Trust)
Legg Mason Partners
Large Cap Growth Fund
(f/k/a Smith Barney
Large Capitalization
Growth Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Large Cap Growth
Fund
4/13/07

Legg Mason Partners
Mid Cap Core Fund
(f/k/a Smith Barney
Mid Cap Core Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Mid Cap Core Fund
4/13/07
Legg Mason Partners
Managed Municipals
Fund, Inc. (f/k/a
Smith Barney Managed
Municipals Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Managed Municipals
Fund
4/13/07
Smith Barney Money
Funds, Inc.
Cash Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset Money
Market Fund
4/13/07

Government Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
Government Money
Market Fund
4/13/07
Legg Mason Partners
Variable Portfolios
IV (f/k/a Smith
Barney Multiple
Discipline Trust)
Legg Mason Partners
Variable Multiple
Discipline Portfolio
All Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
PortfolioAll Cap
Growth and Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Large Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
PortfolioLarge Cap
Growth and Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Global All Cap Growth
and Value (f/k/a
Multiple Discipline
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
PortfolioGlobal
All Cap Growth and
Value
4/27/07

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Balanced All Cap
Growth and Value
(f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Capital
and Income
Portfolio
4/27/07
Smith Barney
Municipal Money
Market Fund, Inc.
n/a
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
Municipal Money
Market Fund
4/13/07
Legg Mason Partners
Municipal Funds
(f/k/a Smith Barney
Muni Funds)
Legg Mason Partners
New York Municipals
Fund (f/k/a New York
Portfolio)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
New York Municipals
Fund
4/13/07
Legg Mason Partners
Sector Series, Inc.
(f/k/a Smith Barney
Sector Series Inc.)
Legg Mason Partners
Financial Services
Fund (f/k/a Smith
Barney Financial
Services Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Financial Services
Fund
4/13/07
Legg Mason Partners
World Funds, Inc.
(f/k/a Smith Barney
World Funds)
Legg Mason Partners
International All Cap
Opportunity Fund
(f/k/a International
All Cap Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
International All
Cap Opportunity
Fund
4/13/07
Legg Mason Partners
Variable Portfolios
II (f/k/a Greenwich
Street Series Fund)
Legg Mason Partners
Variable Appreciation
Portfolio (f/k/a
Appreciation
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable
Appreciation
Portfolio
4/27/07

Legg Mason Partners
Variable Capital and
Income Portfolio
(f/k/a Capital and
Income Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Multiple
Discipline
Portfolio
Balanced
All Cap
Growth and
Value)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Aggressive
Growth Portfolio
(f/k/a Salomon
Brothers Variable
Aggressive Growth
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Equity Index
Portfolio (f/k/a
Equity Index
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Equity
Index Portfolio
4/27/07

Legg Mason Partners
Variable Growth and
Income Portfolio
(f/k/a Salomon
Brothers Variable
Growth & Income Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Appreciati
on
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Fundamental
Value Portfolio
(f/k/a Fundamental
Value Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable
Fundamental Value
Portfolio
4/27/07
Legg Mason Partners
Variable Portfolios
III, Inc. (f/k/a
Travelers Series Fund
Inc. )

Legg Mason Partners
Variable High Income
Portfolio (f/k/a
Smith Barney High
Income Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable High
Income Portfolio
4/27/07

Legg Mason Partners
Variable
International All Cap
Growth Portfolio
(f/k/a Smith Barney
International All Cap
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable
International All
Cap Opportunity
Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap
Growth Portfolio
(f/k/a Smith Barney
Large Capitalization
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Large Cap
Growth Portfolio
4/27/07

Legg Mason Partners
Variable Large Cap
Value Portfolio
(f/k/a Smith Barney
Large Cap Value
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Investors
Portfolio)
n/a
n/a
4/27/07

Legg Mason Partners
Variable Mid Cap Core
Portfolio (f/k/a
Smith Barney Mid Cap
Core Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Mid Cap
Core Portfolio
4/27/07

Legg Mason Partners
Variable Money Market
Portfolio (f/k/a
Smith Barney Money
Market Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Money
Market Portfolio
4/27/07

Legg Mason Partners
Variable Social
Awareness Stock
Portfolio (f/k/a
Social Awareness
Stock Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Social
Awareness Portfolio
4/27/07

Legg Mason Partners
Variable Adjustable
Rate Income Portfolio
(f/k/a SB Adjustable
Rate Income
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Adjustable
Rate Income
Portfolio
4/27/07
Legg Mason Partners
Series Funds, Inc.
(f/k/a Salomon
Brothers Series Funds
Inc.)
Legg Mason Partners
Small Cap Growth Fund
I (f/k/a Salomon
Brothers Small Cap
Growth Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Growth
Fund
4/13/07
Legg Mason Partners
Variable Portfolios
I, Inc. (f/k/a
Salomon Brothers
Variable Series Funds
Inc.)

Legg Mason Partners
Variable Small Cap
Growth Portfolio
(f/k/a Salomon
Brothers Variable
Small Cap Growth
Fund)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Small Cap
Growth Portfolio
4/27/07
Legg Mason Partners
Trust II (f/k/a Smith
Barney Trust II)

Legg Mason Partners
Global Equity Fund
(f/k/a Smith Barney
International Large
Cap Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Global Equity Fund
4/13/07
Legg Mason Partners
Variable Portfolios V
(f/k/a Variable
Annuity Portfolios)

Legg Mason Partners
Variable Small Cap
Growth Opportunities
Portfolio (f/k/a
Smith Barney Small
Cap Growth
Opportunities
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Small Cap
Growth
Portfolio)
n/a
n/a
4/27/07

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DCiManage/9332069.1